Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2013
Property And Equipment

Property and equipment consisted of the following:

	December 31,
	2013	2012
	(in thousands)
Drillships and related equipment	$4,020,792	$3,278,861
Assets under construction	769,131	613,762
Other property and equipment	10,260	7,025

Property and equipment, cost	4,800,183	3,899,648
Accumulated depreciation	(288,029)	(139,227)

Property and equipment, net	$4,512,154	$3,760,421